UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 28, 2015

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction

of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K, as amended from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) difficulties in separating the operations of any branches or other assets divested; (23) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (24) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Item 8.01	Other Events.

As the Company has previously disclosed, it has been cooperating with an investigation by the Department of Justice (the “DOJ”) to determine whether Fifth Third Bank (the “Bank”) engaged in any discriminatory practices in connection with the Bank’s indirect automobile loan portfolio. On September 28, 2015 (the “Effective Date”), we reached a settlement with the DOJ and the Consumer Financial Protection Bureau (“CFPB”) and have entered into related consent orders with each of the DOJ and CFPB (collectively, the “Indirect Auto Consent Orders”).

Pursuant to the Indirect Auto Consent Orders, the Bank, without admitting or denying any of the findings of fact or conclusions of law (except to establish jurisdiction), has agreed to implement a new dealer compensation policy, in accordance with its choice from among three options outlined in the Indirect Auto Consent Orders, within the later of 120 days of the Effective Date or 30 days of obtaining any required notifications of non-objection from the CFPB and the DOJ. The Indirect Auto Consent Orders provide that the Bank’s Board of Directors and Special Regulatory Oversight Committee will oversee its compliance with the new dealer compensation policy. The Bank has agreed to pay $18 million to consumers pursuant to the Indirect Auto Consent Orders, which is within the amount it had included in its litigation reserves for this matter. This total amount is subject to a credit of between $5 million and $6 million for remediation the Bank has already paid.

Copies of the Indirect Auto Consent Orders are attached as Exhibits 99.1 and 99.2 and incorporated herein by reference. The description of the Indirect Auto Consent Orders set forth above does not purport to be complete and is qualified by reference to their full text.

Additionally, on September 28, 2015, the Bank, without admitting or denying any findings of fact or conclusions of law (except to establish jurisdiction), also entered into a consent order with the CFPB related to the marketing and administration of the Bank’s debt protection credit card “add-on” product for those enrolled in the product from January 1, 2007, through November 11, 2013 (“Add-On Consent Order”). As part of this settlement, the Bank has agreed to adopt a compliance plan with respect to the advertising, marketing, promotion, offering or sale of any credit card add-on products, the performance of any such products and the management of its vendors with respect to such products and not to market or sell similar debt protection add-on products without first securing a determination of non-objection from the CFPB. The Bank has also agreed to provide for the payment of an amount not less than $3 million in redress to consumers and to pay a civil money penalty of $500,000 to the CFPB. Together these amounts are within the amount that we had included in our litigation reserves for this matter.

A copy of the Add-On Consent Order is attached hereto as Exhibit 99.3 and incorporated herein by reference. The description of the Add-On Consent Order set forth above does not purport to be complete and is qualified by reference to its full text.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Consent Order pursuant to the Consumer Financial Protection Act of 2010, dated September 28, 2015, between Fifth Third Bank and the U.S. Department of Justice regarding indirect auto loans.

Exhibit 99.2	Consent Order pursuant to the Consumer Financial Protection Act of 2010, dated September 28, 2015, between Fifth Third Bank and the Consumer Financial Protection Bureau, including the Stipulation and Consent to the Issuance of a Consent Order, dated September 28, 2015, by Fifth Third Bank regarding indirect auto loans.

Exhibit 99.3	Consent Order pursuant to the Consumer Financial Protection Act of 2010, dated September 28, 2015, between Fifth Third Bank and the Consumer Financial Protection Bureau, including the Stipulation and Consent to the Issuance of a Consent Order, dated September 28, 2015, by Fifth Third Bank regarding credit card add-on products.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

September 29, 2015	/s/ HEATHER RUSSELL KOENIG
Heather Russell Koenig
Executive Vice President, Chief Legal Officer and Board Secretary